UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2017 (November 17, 2017)

Oaktree Specialty Lending Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Ninth Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement

On November 17, 2017, Oaktree Specialty Lending Corporation (the “Registrant”) entered into the Ninth Amendment (the “Amendment”) to its Amended and Restated Senior Secured Revolving Credit Agreement (the “A&R Credit Agreement”) with ING Capital LLC and each of the other parties thereto. The Amendment (a) decreased the minimum amount of shareholders’ equity the Registrant is required to have as of the last day of any fiscal quarter, starting with the quarter ending September 30, 2017, to $700,000,000 and (b) decreased the minimum amount of net worth that the Registrant is required to maintain at any time, starting with the quarter ending September 30, 2017, to $650,000,000.

The A&R Credit Agreement continues to be secured by a material portion of the Registrant’s assets and guaranteed by certain subsidiaries of the Registrant.

The A&R Credit Agreement continues to include usual and customary representations and warranties, covenants and events of default for senior secured credit facilities of this nature.

Borrowings under the A&R Credit Agreement will continue to be subject to the facility’s various covenants and the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 9 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 17, 2017, among Oaktree Specialty Lending Corporation, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, the lenders party thereto and ING Capital LLC as administrative agent for the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: November 22, 2017	By:	/s/ Mathew M. Pendo
		Name:	Mathew M. Pendo
		Title:	Chief Operating Officer